Exhibit 10.1

EXECUTION VERSION

EXTENSION CONSENT LETTER

January 31, 2024

Fathom Manufacturing, LLC

1050 Walnut Ridge Drive

Hartland, WI 53029

Attn: Mark Frost, Chief Financial Officer

Re: Extension Consent to Outside Signing Date (as defined below)

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of December 23, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Fathom Guarantor, LLC, a Delaware limited liability company, as Holdings (“Holdings”), Fathom Manufacturing, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Administrative Agent”), and the lenders from time to time party thereto. Capitalized terms used in this Extension Consent Letter (this “Letter Agreement”) and not defined in this Letter Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to (i) Section 5.15 of the Credit Agreement on or prior to (a) January 31, 2024 (the “Outside Signing Date”) or (b) in the event a Credit Support is executed (if applicable) and delivered to the Third Amendment Consenting Term Lenders on or prior to the Outside Signing Date, June 30, 2024, the Borrower shall cause Ultimate Parent and the other parties thereto to have entered into the Binding Agreement and (ii) Section 2.11(h) of the Credit Agreement, the Borrower is required to prepay Term Loans of the Third Amendment Consenting Term Lenders in an aggregate amount equal to U.S.$50,000,000 on or prior to (A) March 31, 2024 or (B) in the event a Credit Support is executed and delivered to the Third Consenting Term Lenders in accordance with Section 5.15 on or prior to Outside Signing Date, June 30, 2024.

Now, pursuant to Sections 2.11(h) and 5.15 of the Credit Agreement, the Lenders party hereto, which collectively constitute the Majority Third Amendment Consenting Term Lenders as of the date hereof, hereby consent to extend each reference to January 31, 2024 set forth in Sections 2.11(h) and 5.15 of the Credit Agreement to be February 16, 2024 (the “Extension”).

The Borrower acknowledges and agrees that the Extension is limited precisely as written and shall not be deemed to (i) be an amendment, consent or waiver of any other terms or conditions of the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any right or remedy of the Administrative Agent or any of the Lenders under the Loan Documents (all such rights and remedies being expressly reserved by the Administrative Agent and the Lenders), or (iii) establish a custom or course of dealing or conduct between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand. All other agreements and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect after giving effect to this Letter Agreement. Without limiting the provisions of the Loan Documents, a breach of any agreement or covenant of the Borrower under this Letter Agreement and/or the failure of the Borrower to perform their obligations under this Letter Agreement shall constitute a Default and an Event of Default under the Credit Agreement.

THIS LETTER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

This Letter Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Letter Agreement that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Letter Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Letter Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. This Letter Agreement shall constitute a Loan Document.

[signature pages follow]

Sincerely,

jpmorgan chase, n.a.,

in its capacity as Administrative Agent and as a Lender

By: /s/ Sally Weiland

Name: Sally Weiland

Title: Authorized Officer

[Signature Page to Extension Consent Letter]

CIBC BANK USA, as a Lender

By: /s/ Peter B. Campbell

Name: Peter B. Campbell

Title: Managing Director

[Signature Page to Extension Consent Letter]

BMO BANK N.A. (F/K/A BMO HARRIS BANK, NA), as a Lender

By: /s/ Gregory P. Haar

Name: Gregory Haar

Title: Assistant Vice President

STIFEL BANK & TRUST, as a Lender

By: /s/ Daniel P. McDonald

Name: Daniel P. McDonald

Title: Vice President

Acknowledged and Agreed:

FATHOM MANUFACTURING, LLC,

as the Borrower

By: /s/ Mark T. Frost

Name: Mark T. Frost

Title: Chief Financial Officer

[Signature Page to Extension Consent Letter]